UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 16, 2005
                                                 -------------------------------

                         Juniata Valley Financial Corp.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                      000-13232            23-2235254
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  (State or other jurisdiction          (Commission         (IRS Employer
       of incorporation)                File Number)       Identification No.)


   Bridge and Main Streets, Mifflintown, Pennsylvania             17059
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code            (717) 436-8211
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a press release issued on August 22, 2005, Juniata Valley Financial Corp. announced the appointment, effective August 22, 2005, of JoAnn N. McMinn as its Chief Financial Officer. Juniata Valley's press release dated August 22, 2005 is included in this report as Exhibit 99.1 and incorporated herein by reference. Prior to becoming Chief Financial Officer of Juniata Valley, Ms. McMinn, age 52, served as Corporate Controller and Director of Investor Relations for Omega Financial Corporation, a diversified financial service company with approximately $2 billion in assets. She had served as Corporate Controller since 1988 and as both Corporate Controller and Director of Investor Relations since 2003. At Omega Financial Corporation, Ms. McMinn's responsibilities included preparation and coordination of annual reports to shareholders and SEC filings, managing production of bank and holding company regulatory reporting, managing the investor relations department, serving as director of all non-bank subsidiaries, trustee of the company's ESOP, member of the administrative committee of the 401(k) plan, administrative trustee of the company's trust preferred securities and member of the disclosure committee. In addition, Ms. McMinn was extensively involved with Omega's documentation of internal controls pursuant to Section 404 of the Sarbanes Oxley Act.


Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 16, 2005, the board of directors of Juniata Valley Financial Corp. adopted a Code of Conduct and Ethics for the company and The Juniata Valley Bank, the company's subsidiary bank. The Code of Conduct and Ethics is applicable to all of the company's directors and employees, including the company's principal executive, financial and accounting officers. The Code is intended, among other things, to satisfy the requirements of Section 406 of the Sarbanes Oxley Act of 2002 and will replace the company's existing Section 406 code. A copy of the

Code of Conduct and Ethics is attached as an exhibit to this report and will be posted on the investor relations section of the company's website, at www.jvbonline.com.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

         99.1     Juniata Valley Financial Corp. Press Release dated August 22,
                  2005.

         99.2 Code of Conduct and Ethics for Juniata Valley Financial Corp. and The Juniata Valley Bank.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 22, 2005

                                            JUNIATA VALLEY FINANCIAL CORP.


                                            By:      /s/ Francis J. Evanitsky
                                            ---------------------------------
                                            Name: Francis J. Evanitsky
                                            Title:   President and CEO




                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

         99.1     Juniata Valley Financial Corp. Press Release dated August 22,
                  2005.

         99.2 Code of Conduct and Ethics for Juniata Valley Financial Corp. and The Juniata Valley Bank.